SHAREHOLDER LETTER

Your Fund's Goal: Franklin's AGE High Income Fund seeks to provide investors with high, current income, with a secondary objective of principal appreciation. The Fund invests in a diversified portfolio consisting primarily of high yield, lower-rated corporate bonds.

Dear Shareholder:

This semiannual report for Franklin's AGE High Income Fund covers the period ended November 30, 2000. The six months under review proved difficult for high yield assets, as investor risk aversion increased sharply amid rising concerns regarding corporate earnings. Also, significant price erosion and volatility in the major domestic equity markets negatively impacted the high yield market. Although the benchmark 10-year U.S. Treasury note yield fell from 6.27% at the beginning of the period to 5.47% at its close, high yield interest-rate spreads over U.S. Treasuries (the premium investors pay for higher risk) widened, from 7.27% to 9.65%, as measured by the CS First Boston Global High Yield Index, over the same period.(1) A poor technical trading environment for lower-rated bonds exacerbated weakness due to fundamental

(1) Source: CS First Boston. Credit Suisse First Boston Global High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 16.



CONTENTS

Shareholder Letter ............. 1

Performance Summary ............10

Financial Highlights &
Statement of Investments .......12

Financial Statements ...........24

Notes to
Financial Statements ...........28

                               [PYRAMID GRAPHIC]

PORTFOLIO BREAKDOWN
Based on Total Net Assets
11/30/00

                              [PIE CHART GRAPHIC]

Bonds              92.8%
Equities            4.2%
Short-Term
Investments &
Other Net Assets    3.0%

concerns, as new bond issuance outpaced investor demand and investors demonstrated greater wariness with respect to such securities. On a positive note, many of these securities recently were available at cheaper prices and the quality of new deals improved during the period. This bodes well for the high yield asset class's future credit quality. Additionally, we believe the recent, historically wide 9.65% interest-rate spread between high yield rates and Treasuries offers compelling long-term value when compared with the 5.05% and 4.99% 5- and 10-year average spreads.

For the six months ended November 30, 2000, Franklin's AGE High Income Fund - Class A shares delivered a -5.27% cumulative total return. Although market events during the six-month period dampened the Fund's performance, the Fund outperformed its Lipper Peer Group average as explained in the Performance Summary beginning on page 10.

During the six-month period, we maintained our strategy of focusing on sectors we believe offer attractive growth potential and solid long-term fundamentals. By contrast, we attempted to avoid more cyclical sectors that may be hurt by a potential economic downturn. At the close of the period, our top five industry weightings were wireless communications (13.8% of total net assets), telecommunications (10.0%), pay television (7.4%), energy (6.0%), and transportation (6.3%).

SECTOR DISCUSSIONS

WIRELESS - COMMUNICATIONS

The wireless sector's fundamentals continued to improve during the period, as strong demand drove industry revenues higher. The number of users is rising and cellular operators benefited from widespread handset technology improvements and more desirable pricing plans. Looking ahead, we expect new service offerings, such as wireless Internet and other data applications, to drive demand for wireless communications services, especially cellular operators. We continue to favor cellular operators over paging companies. While paging's future seems unclear, many cellular companies appear poised to capitalize on the rising demand for new services. For example, one of our holdings, Clearnet, a Canadian cellular provider with one of four national operating licenses, performed well during the period. In our opinion, they offer an example of a company favorably positioned to take advantage of the rapidly changing market for wireless services. In addition to posting solid operating results from its nationwide business, Clearnet announced a strategic merger with Telus, an investment-grade cellular operator, that should extend the combined company's penetration into the regional markets. The merger bolstered Clearnet's credit profile, brought together complementary assets and should prove beneficial when the combined company heads into the upcoming Canadian spectrum auctions. The bonds appreciated on the news of these positive developments, and we believe Clearnet's prospects will remain attractive going forward.

TELECOMMUNICATIONS - COMMUNICATIONS

The reporting period was a difficult one for the telecommunications sector, characterized by continued industry divergence and disappointing performance overall. While this sector represents one of the Fund's larger weightings based on total net assets, we are actually underexposed relative to the high yield mutual fund universe. Market dynamics such as the commoditization of long-distance service, the scarcity of investment capital and the reduction or elimination of reciprocal compensation and termination fees contributed significantly to sector weakness. Rising investor risk aversion and the market's growing differentiation between higher- and lower-rated companies hindered the ability of many early-stage competitive local exchange carriers (CLECs), data LECs (DLECs) and Internet service providers (ISPs) to fully fund their business plans. Although the sector is experiencing a difficult period, it should be noted that a few CLECs responded well with new, more focused strategies, improved execution and revised business plans intent on preserving capital. Additionally, growing demand for bandwidth (the amount of bytes transmitted per second in a data line) as well as incumbent provider instability helped support next generation fiber networks, in spite of recent concerns. Going forward, we will continue to favor those companies with capable, proven management teams and relatively ready access to capital -- factors we consider essential to achieving business plan objectives. Over the medium to long term, we believe the telecommunications sector fundamentals remain attractive, as the demand for bandwidth continues to accelerate with increased Internet usage as well as the rise of new data and voice application technologies.

PAY TELEVISION - CONSUMER SERVICES

The pay television sector, composed primarily of cable television and digital broadcast satellite (DBS) providers, performed well during the period. In general, companies in this sector enjoy more stable, utility-like revenue streams. Compared to many other consumer services, demand for pay television tends not to fluctuate as much with changes in income. We believe that this rather stable demand should provide some insulation against an economic downturn, making for a relatively defensive sector, which still offers attractive growth potential. Going forward, new service offerings, such as high-speed Internet access, expanded programming choices and high definition television (HDTV), should create bright prospects for industry revenue growth. Echostar, one of the Fund's holdings, has many of the qualities we look for in the DBS segment. Echostar is one of two main DBS providers serving the national market, and has



TOP 10 HOLDINGS

11/30/00

COMPANY                                    % OF TOTAL
SECTOR                                     NET ASSETS
-----------------------------------------------------
P & L Coal Holdings Corp.                       1.5%
Energy Minerals

AMFM Inc.                                       1.5%
Consumer Services

Clearnet Communications Inc.                    1.5%
Communications

Intermedia
Communications Inc.                             1.4%
Communications

Fresenius Medical Care
Capital Trust                                   1.4%
Health Services

Premier Parks Inc.                              1.3%
Consumer Services

Key Energy Services                             1.3%
Industrial Services

Dobson/Sygnet
Communications Co.                              1.3%
Communications

Crown Castle
International Corp.                             1.3%
Communications

Nextel International Inc.                       1.3%
Communications

grown quickly while continuing to add new service offerings such as local channels. During the period, they continued to invest in their customer base, while rapidly adding subscribers. As the company grows and matures, we believe it will be able to maintain its strong fundamentals and, at the same time, increase cash flow.

ENERGY - INDUSTRIAL SERVICES

During the reporting period, depressed global oil and gas inventories, coupled with higher demand, fueled a dramatic rise in oil and gas prices, benefiting the energy sector overall. Such increases helped companies engaged in the exploration and production (E&P) sector, while energy services companies benefited from the increased production activity. In general, we favored oil services companies because their revenue cycle tends to lag several months behind E&P companies and refiners; therefore, they still experienced strong demand for their services. Additionally, we favored companies with significant natural gas exposure. Favorable supply and demand dynamics and the fact that most electric power-generation capacity coming online now is natural gas-fired will likely support natural gas prices over the near to intermediate term. One of the Fund's holdings, Universal Compression, is an example of an oil and gas services company with significant natural gas exposure. Universal Compression specializes in natural gas compression services and operates the second-largest fleet of compressors worldwide on a horsepower basis. With the increase in well-drilling activity during the period, the demand for compression services picked up significantly, improving Universal Compression's cash flow and benefiting the Fund's position. Additionally, in October, the company announced its acquisition of Weatherford International's compression assets, a transaction that strengthened the company's credit profile, dramatically increased the size of its asset base and improved its future cash flow generation capacity.

TRANSPORTATION

The transportation sector, which is composed of a very diverse group of subsectors, saw mixed results over the period. Fortunately, our strategy of staying with focused infrastructure plays and higher-quality shipping companies benefited the Fund during the period, as the more cyclical subsectors did not fare as well. The Transportation and Equity Act for the 21st Century (TEA 21) proved to be a positive regulatory development for many of the aerospace and infrastructure companies, and the rebound in shipping rates during the period largely drove shipping sector performance. Ultrapetrol, one of the Fund's holdings, is an example of a higher-quality shipping company that was able to survive the low price environment last year and flourished during the period, as pricing improved and management made strategic decisions. Ultrapetrol recently entered into a joint venture with another Fund holding, American Commercial Lines, in a deal that will make them the largest barge operator in the South American region. Ultrapetrol's insightful management team, strong strategic relationships and defensible niche as a regional barge operator should serve them well going forward. On the aerospace side, L3, a provider of secure communications

DIVIDEND DISTRIBUTIONS
6/1/00 - 11/30/00

                                        DIVIDEND PER SHARE
                   ----------------------------------------------------------
MONTH              CLASS A      CLASS B         CLASS C         ADVISOR CLASS
-----------------------------------------------------------------------------
June               2.2 cents    2.10 cents      2.10 cents      2.23 cents

July               2.2 cents    2.10 cents      2.10 cents      2.23 cents

August             2.2 cents    2.10 cents      2.10 cents      2.23 cents

September          2.2 cents    2.11 cents      2.12 cents      2.23 cents

October            2.0 cents    1.91 cents      1.92 cents      2.03 cents

November           2.0 cents    1.91 cents      1.92 cents      2.03 cents
-----------------------------------------------------------------------------
TOTAL              12.8 CENTS   12.23 CENTS     12.26 CENTS     12.98 CENTS

systems and products, performed well for the Fund and exemplifies the type of infrastructure company we look for. We believe the outlook is bright for L3's mainly defense-related business in the upcoming years, and the company continued to make significant inroads into commercial markets as well. The company's solid management continued to win meaningful contracts during the period, in addition to broadening their product base and diversifying into the commercial arena -- all of which bodes well for the company's fundamentals in the near to intermediate term.

LOOKING FORWARD

Given the rapid pace of growth in calendar year 2000, it is not surprising that recent economic data pointed to slower growth in 2001. With inflation under control, slowing but positive economic growth and the likelihood that the worst of the interest-rate tightening cycle is behind us, the environment for fixed income assets, including high yield bonds, should improve. Additionally, an emphasis on corporate sector fundamentals should enhance credit differentiation between higher- and lower-quality companies, creating ample value opportunities in the high yield market. We believe the market's supportive fundamentals and historically low valuations present an attractive risk/reward tradeoff heading into 2001, and we hold a positive outlook for the Fund.

Sincerely,

/s/ CHRISTOPHER J. MOLUMPHY

Christopher J. Molumphy
Senior Portfolio Manager
Franklin's AGE High Income Fund



This discussion reflects our views, opinions and portfolio holdings as of November 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.



PERFORMANCE SUMMARY AS OF 11/30/00

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                    CHANGE        11/30/00     5/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$0.24        $  2.06      $  2.30
DISTRIBUTIONS (6/1/00 - 11/30/00)
Dividend Income                           $0.1280

CLASS B                                    CHANGE        11/30/00     5/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$0.25        $  2.05      $  2.30
DISTRIBUTIONS (6/1/00 - 11/30/00)
Dividend Income                           $0.1223

CLASS C                                    CHANGE        11/30/00     5/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$0.25        $  2.06      $  2.31
DISTRIBUTIONS (6/1/00 - 11/30/00)
Dividend Income                           $0.1226

ADVISOR CLASS                              CHANGE        11/30/00     5/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$0.24        $  2.06      $  2.30
DISTRIBUTIONS (6/1/00 - 11/30/00)
Dividend Income                           $0.1298

For the six months ended 11/30/00, Franklin's AGE High Income Fund - Class A returned -5.27% vs. the -7.16% average return for High Current Yield Funds, as measured by Lipper Analytical Services. Figures do not include sales charges.



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236. Performance

PERFORMANCE

CLASS A                                      6-MONTH          1-YEAR          5-YEAR         10-YEAR
----------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    -5.27%          -9.08%         +20.43%        +185.06%

Average Annual Total Return(2)                -9.22%         -12.87%          +2.91%         +10.56%

Avg. Ann. Total Return (12/31/00)(3)                         -11.26%          +3.01%         +10.65%

Distribution Rate(4)                                   11.16%

30-Day Standardized Yield(5)                           12.31%

                                                                                                INCEPTION
CLASS B                                             6-MONTH                 1-YEAR               (1/1/99)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                           -5.96%                 -9.62%                 -9.98%

Average Annual Total Return(2)                       -9.53%                -12.87%                 -6.99%

Avg. Ann. Total Return (12/31/00)(3)                                       -11.58%                 -5.79%

Distribution Rate(4)                        11.18%

30-Day Standardized Yield(5)                12.37%

                                                                                                           INCEPTION
CLASS C                                          6-MONTH              1-YEAR              5-YEAR           (5/16/95)
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                        -5.92%              -9.56%             +17.13%             +23.29%

Average Annual Total Return(2)                    -7.62%             -11.43%              +2.99%              +3.65%

Avg. Ann. Total Return (12/31/00)(3)                                 -10.13%              +3.08%              +3.94%

Distribution Rate(4)                                        11.08%

30-Day Standardized Yield(5)                                12.23%

ADVISOR CLASS(6)                       6-MONTH          1-YEAR          5-YEAR         10-YEAR
----------------------------------------------------------------------------------------------
Cumulative Total Return(1)              -5.20%          -8.95%         +21.45%        +187.48%

Average Annual Total Return(2)          -5.20%          -8.95%          +3.96%         +11.14%

Avg. Ann. Total Return (12/31/00)(3)                    -7.24%          +4.06%         +11.23%

Distribution Rate(4)                              11.83%

30-Day Standardized Yield(5)                      13.03%

Past performance does not guarantee future results.



(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's November monthly dividend and the maximum offering price (NAV for Class B and Advisor Class) per share on 11/30/00.

(5) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 11/30/00.

(6) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +4.75% and +1.19%.



Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Highlights

                                                                                  CLASS A
                                           ---------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED                             YEAR ENDED MAY 31,
                                           NOVEMBER 30, 2000    ------------------------------------------------------------------
                                              (UNAUDITED)          2000          1999          1998          1997          1996
                                           ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........  $     2.30       $     2.69    $     2.98    $     2.90    $     2.79    $     2.77
                                               ----------       ----------    ----------    ----------    ----------    ----------
Income from investment operations:
 Net investment income(a) ...................         .12              .26           .26           .26           .26           .25
 Net realized and unrealized gains (losses) .        (.23)            (.39)         (.29)          .08           .11           .03
                                               ----------       ----------    ----------    ----------    ----------    ----------
Total from investment operations ............        (.11)            (.13)         (.03)          .34           .37           .28
                                               ----------       ----------    ----------    ----------    ----------    ----------
Less distributions from net investment income      (.13)(d)           (.26)         (.26)         (.26)         (.26)         (.26)
                                               ----------       ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ..............  $     2.06       $     2.30    $     2.69    $     2.98    $     2.90    $     2.79
                                               ==========       ==========    ==========    ==========    ==========    ==========

Total return(b) .............................       (5.27%)          (5.01%)        (.74%)       12.32%        14.09%        10.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........  $2,111,473       $2,442,432    $3,108,809    $3,236,134    $2,638,914    $2,183,738
Ratios to average net assets:
 Expenses ...................................         .74%(c)          .74%          .72%          .70%          .71%          .70%
 Net investment income ......................       10.24%(c)        10.28%         9.40%         9.04%         9.31%         9.07%
Portfolio turnover rate .....................        8.78%           18.79%        27.55%        29.69%        20.01%        19.87%

(a)  Based on average shares outstanding effective year ended May 31, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)  Annualized
(d) Includes distribution in excess of net investment income in the amount of $.005.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Highlights (continued)

                                                                           CLASS B
                                                  --------------------------------------------------------
                                                  SIX MONTHS ENDED                YEAR ENDED MAY 31,
                                                  NOVEMBER 30, 2000         ------------------------------
                                                     (UNAUDITED)               2000                1999(C)
                                                  --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........        $     2.30             $     2.68          $     2.76
                                                  --------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................               .11                    .24                 .11
 Net realized and unrealized losses .........              (.24)                  (.37)               (.08)
                                                  --------------------------------------------------------
Total from investment operations ............              (.13)                  (.13)                .03
                                                  --------------------------------------------------------
Less distributions from net investment income              (.12)(e)               (.25)               (.11)
                                                  --------------------------------------------------------
Net asset value, end of period ..............        $     2.05             $     2.30          $     2.68
                                                  ========================================================

Total return(b) .............................             (5.96%)                (5.49%)              1.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........        $   83,404             $   69,565          $   26,095
Ratios to average net assets:
 Expenses ...................................              1.26%(d)               1.25%               1.24%(d)
 Net investment income ......................              9.76%(d)               9.85%               8.41%(d)
Portfolio turnover rate .....................              8.78%                 18.79%              27.55%

(a)  Based on average shares outstanding effective year ended May 31, 2000.
(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
(c)  For the period January 1, 1999 (effective date) to May 31, 1999.
(d)  Annualized
(e) Includes distribution in excess of net investment income in the amount of $.005.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Highlights (continued)

                                                                        CLASS C
                                         ----------------------------------------------------------------------------
                                         SIX MONTHS ENDED                       YEAR ENDED MAY 31,
                                          NOVEMBER 30, 2000   -------------------------------------------------------
                                             (UNAUDITED)        2000        1999        1998        1997       1996
                                         ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........  $   2.31       $   2.69    $   2.98    $   2.90    $   2.79    $  2.77
                                               ----------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................       .11            .25         .25         .25         .25        .25
 Net realized and unrealized gains (losses) .      (.24)          (.38)       (.29)        .08         .11        .02
                                               ----------------------------------------------------------------------
Total from investment operations ............      (.13)          (.13)       (.04)        .33         .36        .27
                                               ----------------------------------------------------------------------
Less distributions from net investment income      (.12)(d)       (.25)       (.25)       (.25)       (.25)      (.25)
                                               ----------------------------------------------------------------------
Net asset value, end of period ..............  $   2.06       $   2.31    $   2.69    $   2.98    $   2.90    $  2.79
                                               ======================================================================

Total return(b) .............................     (5.92%)        (5.46%)      (.93%)     11.69%      13.41%     10.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........  $320,593       $367,151    $487,196    $394,612    $151,073    $46,064
Ratios to average net assets:
 Expenses ...................................      1.26%(c)       1.25%       1.24%       1.23%       1.25%      1.25%
 Net investment income ......................      9.74%(c)       9.76%       8.89%       8.51%       8.75%      8.50%
Portfolio turnover rate .....................      8.78%         18.79%      27.55%      29.69%      20.01%     19.87%

(a)  Based on average shares outstanding effective year ended May 31, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)  Annualized
(d) Includes distribution in excess of net investment income in the amount of $.005.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Highlights (continued)

                                                                                      ADVISOR CLASS
                                                       ------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                       NOVEMBER 30, 2000                    YEAR ENDED MAY 31,
                                                          (UNAUDITED)         2000          1999          1998         1997(c)
                                                       ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................  $     2.30       $     2.69    $     2.98    $     2.90    $     2.90
                                                          ---------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..............................         .12              .26           .27           .27           .12
 Net realized and unrealized gains (losses) ............        (.23)            (.38)         (.29)          .08          (.01)
                                                          ---------------------------------------------------------------------
Total from investment operations .......................        (.11)            (.12)         (.02)          .35           .11
                                                          ---------------------------------------------------------------------
Less distributions from net investment income ..........        (.13)(e)         (.27)         (.27)         (.27)         (.11)
                                                          ---------------------------------------------------------------------
Net asset value, end of period .........................  $     2.06       $     2.30    $     2.69    $     2.98    $     2.90
                                                          =====================================================================

Total return(b) ........................................       (5.20%)          (4.88%)        (.61%)       12.46%         3.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................  $   21,457       $   17,234    $   39,354    $   28,026    $    6,224
Ratios to average net assets:
 Expenses ..............................................         .62%(d)          .60%          .59%          .58%          .61%(d)
 Net investment income .................................       10.36%(d)        10.29%         9.52%         9.17%         9.25%(d)
Portfolio turnover rate ................................        8.78%           18.79%        27.55%        29.69%        20.01%

(a)  Based on average shares outstanding effective year ended May 31, 2000.
(b)  Total return is not annualized.
(c)  For the period January 2, 1997 (effective date) to May 31, 1997.
(d)  Annualized
(e) Includes distribution in excess of net investment income in the amount of $.005.

                       See notes to financial statements.                     15

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, NOVEMBER 30, 2000 (UNAUDITED)

                                                                                 SHARES/
                                                                                WARRANTS/
                                                               COUNTRY           RIGHTS         VALUE
--------------------------------------------------------------------------------------------------------
   COMMON STOCKS, WARRANTS AND RIGHTS 2.8%
(a)COMMUNICATIONS 1.0%
   ICO Global Communications Holdings Ltd. ..............    United States      2,105,368    $17,369,286
   ICO Global Communications Holdings Ltd., wts., 5/16/06    United States            787            944
   ICO Global Communications Holdings Ltd., wts., 5/16/06    United States        528,038      1,029,674
   International Wireless Communications Holdings Inc. ..    United States      1,759,743      1,055,846
   Loral Space & Communications Ltd., wts., 1/15/07 .....    United States         35,300         72,196
   McCaw International Ltd., wts., 4/15/07 ..............    United States         28,500      1,140,000
   Nextel Communications Inc., A ........................    United States        128,674      3,988,894
   Occidente Y Caribe Celular, 144A, wts., 3/15/04 ......      Colombia           152,660      2,289,900
   Poland Telecom Finance, 144A, wts., 12/01/07 .........       Poland             30,000            375
                                                                                             -----------
                                                                                              26,947,115
                                                                                             -----------
   CONSUMER DURABLES
   Walter Industries Inc. ...............................    United States        189,505      1,160,718
                                                                                             -----------
   CONSUMER NON-DURABLES .9%
   Nabisco Group Holdings Corp. .........................    United States        510,000     14,981,250
   R.J. Reynolds Tobacco Holdings Inc. ..................    United States        170,000      6,693,750
                                                                                             -----------
                                                                                              21,675,000
                                                                                             -----------
(a)CONSUMER SERVICES
   Advantica Restaurant Group Inc., A ...................    United States        612,439        306,220
   Jack in the Box Inc. .................................    United States         24,090        650,430
                                                                                             -----------
                                                                                                 956,650
                                                                                             -----------
   ENERGY MINERALS .3%
(a)Abraxas Petroleum Corp. ............................      United States      2,211,842      6,220,806
   Abraxas Petroleum Corp., rts., 11/01/04 ..............    United States      2,211,842        276,480
(a)McMoran Exploration Co. .............................     United States         25,937        272,339
                                                                                             -----------
                                                                                               6,769,625
                                                                                             -----------
   GOVERNMENT BONDS
   United Mexican States, rts., 6/30/03 .................       Mexico              3,000           --
                                                                                             -----------
   INDUSTRIAL SERVICES .2%
   R&B Falcon Corp., 144A, wts., 5/01/09 ................    United States         11,750      3,959,750
                                                                                             -----------
   NON-ENERGY MINERALS
   Gulf States Steel Inc., wts., 4/15/03 ................    United States         27,800             28
                                                                                             -----------
(a)PROCESS INDUSTRIES .3%
   Darling International Inc. ...........................    United States        504,447        189,168
   Gaylord Container Corp., wts., 11/01/02 ..............    United States        232,762        378,238
   Purina Mills Inc. ....................................    United States        837,578      6,595,927
                                                                                             -----------
                                                                                               7,163,333
                                                                                             -----------
(a)PRODUCER MANUFACTURING
   Goss Holdings Inc., B ................................    United States        211,174        422,348
(d) Harvard Industries Inc. ............................     United States        793,966        694,720
                                                                                             -----------
                                                                                               1,117,068
                                                                                             -----------

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, NOVEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                                                           SHARES/
                                                                                                          WARRANTS/
                                                                                     COUNTRY               RIGHTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS, WARRANTS AND RIGHTS (CONT.)
(a)RETAIL TRADE .1%
   Penn Traffic Co. .........................................................      United States           389,598       $ 1,485,342
                                                                                                                         -----------
   TOTAL COMMON STOCKS, WARRANTS AND RIGHTS (COST $162,241,569) .............                                             71,234,629
                                                                                                                         -----------
   PREFERRED STOCK .5%
   COMMUNICATIONS .5%
   Sinclair Capital, 11.625%, pfd (COST $14,700,000) ........................      United States           147,000        12,880,875
                                                                                                                         -----------
   CONVERTIBLE PREFERRED STOCK .8%
   UTILITIES .8%
   CMS Energy Trust I, 7.75%, cvt. pfd. (COST $26,500,000) ..................      United States           530,000        21,531,250
                                                                                                                         -----------
   PARTNERSHIP UNITS .1%
   PROCESS INDUSTRIES .1%
   Phosphate Resource Partners LP (COST $1,834,970) ...........................    United States           415,000         1,660,000
                                                                                                                         -----------

                                                                                                            PRINCIPAL
                                                                                                              AMOUNT*
                                                                                                            ---------
   BONDS 92.5%
   COMMERCIAL SERVICES 1.9%
(c)AmeriServe Food Distribution Inc., senior note, 8.875, 10/15/06 .....................   United States   $16,150,000       242,250
(c)AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 ...............   United States    14,210,000        72,471
   Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06 .........................   United Kingdom    9,400,000     4,747,000
   Iron Mountain Inc., senior sub. note, 8.75%, 9/30/09 ................................   United States    16,650,000    16,150,500
   Iron Mountain Inc., senior sub. note, 8.25%, 7/01/11 ................................   United States     7,500,000     6,937,500
   Lamar Advertising Co., senior sub. note, 9.625%, 12/01/06 ...........................   United States    20,000,000    20,400,000
                                                                                                                        ------------
                                                                                                                          48,549,721
                                                                                                                        ------------
   COMMUNICATIONS 21.2%
   Allegiance Telecom Inc., senior disc. note, B, zero cpn. to 2/15/03, 11.75%
     thereafter, 2/15/08................................................................   United States    22,000,000    12,650,000
   Allegiance Telecom Inc., senior note, 12.875%, 5/15/08 ..............................   United States    20,500,000    17,322,500
   Arch Escrow Corp., senior note, 13.75%, 4/15/08 .....................................   United States    14,500,000     7,322,500
   Asia Global Crossing Ltd., A, 144A, 13.375%, 10/15/10 ...............................     Bermuda        21,000,000    17,850,000
   Call-Net Enterprises Inc., senior disc. note, zero cpn. to 5/15/04, 10.80%
     thereafter, 5/15/09................................................................     Canada         29,500,000     7,080,000
   Clearnet Communications Inc., senior disc. note, zero cpn. to 5/01/04, 10.125%
     thereafter, 5/01/09................................................................     Canada         48,250,000    38,358,750
   Crown Castle International Corp., senior disc. note, zero cpn. to 8/01/04, 11.25%
     thereafter, 8/01/11................................................................   United States    51,000,000    32,895,000
   Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 .....................   United States    34,250,000    33,222,500
   Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09 .........................     Bermuda        20,000,000    17,352,740
(c)IntelCom Group Inc., senior secured disc. note, zero cpn. to 5/01/01, 12.50%
     thereafter, 5/01/06................................................................   United States    32,500,000     3,656,250
   Intermedia Communications Inc., senior disc. note, B, zero cpn. to 7/15/02, 11.25%
     thereafter, 7/15/07................................................................   United States    37,500,000    27,187,500
   Intermedia Communications Inc., senior note, 9.50%, 3/01/09 .........................   United States    10,000,000     8,450,000
(c)Iridium LLC/CAP, senior note, D, 10.875%, 7/15/05 ...................................     Bermuda        17,000,000       340,000

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, NOVEMBER 30, 2000 (UNAUDITED) (CONT.)


                                                                                                           PRINCIPAL
                                                                                           COUNTRY          AMOUNT*         VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   COMMUNICATIONS (CONT.)
   Level 3 Communications Inc., senior disc. note, zero cpn. to 12/01/03, 10.50%
     thereafter, 12/01/08 ...........................................................   United States    $ 38,000,000   $ 16,150,000
   Loral Space and Communications Ltd., senior disc. note, zero cpn. to 1/15/02,
     12.50% thereafter, 1/15/07......................................................   United States      35,300,000      8,648,500
   McLeod USA Inc., senior disc. note, zero cpn. to 3/01/02, 10.50% thereafter,
     3/01/07.........................................................................   United States      10,000,000      7,700,000
   McLeod USA Inc., senior note, 9.50%, 11/01/08 ....................................   United States      16,000,000     13,320,000
   Metrocall Inc., senior sub. note, 9.75%, 11/01/07 ................................   United States      31,000,000      8,215,000
   Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ................................   United States      10,000,000      2,650,000
   Millicom International Cellular SA, senior disc. note, zero cpn. to 6/01/01,
     13.50% thereafter, 6/01/06......................................................     Luxembourg       22,300,000     17,728,500
   Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02, 9.75%
     thereafter, 10/31/07............................................................   United States      35,500,000     24,672,500
   Nextel International Inc., senior disc. note, zero cpn. to 4/15/03, 12.125%
     thereafter, 4/15/08.............................................................   United States      20,000,000     11,900,000
   Nextel International Inc., senior note, 144A, 12.75%, 8/01/10 ....................   United States      25,200,000     20,979,000
   Nextel Partners Inc., senior disc. note, zero cpn. to 2/01/04, 14.00%
     thereafter, 2/01/09.............................................................   United States      15,600,000      9,867,000
   Nextel Partners Inc., senior note, 11.00%, 3/15/10 ...............................   United States       5,300,000      4,889,250
   Nextel Partners Inc., senior note, 144A, 11.00%, 3/15/10 .........................   United States       7,300,000      6,734,250
   Occidente Y Caribe Celular SA, senior disc. note, B, zero cpn. to 3/15/01, 14.00%
     thereafter, 3/15/04 ............................................................     Colombia         38,165,000     27,287,975
(c)Poland Telecom Finance, senior note, B, 14.00%, 12/01/07 .........................     Poland           30,000,000        450,000
   RSL Communications PLC, senior disc. note, zero cpn. to 3/01/03, 10.125%
     thereafter, 3/01/08.............................................................   United Kingdom     44,500,000      2,447,500
   RSL Communications PLC, senior note, 12.00%, 11/01/08 ............................   United Kingdom      6,250,000        593,750
   Spectrasite Holdings Inc., senior disc. note, zero cpn. to 3/15/05, 12.875%
     thereafter, 3/15/10.............................................................   United States      35,000,000     17,150,000
   Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04, 11.25%
     thereafter, 4/15/09.............................................................   United States      20,500,000     10,352,500
   Triton PCS Inc., sub. disc. note, zero cpn. to 5/01/03, 11.00% thereafter,
     5/01/08.........................................................................   United States      25,000,000     18,625,000
   Voicestream Wireless Corp., senior disc. note, zero cpn. to 11/15/04, 11.875%
     thereafter, 11/15/09............................................................   United States      29,750,000     21,643,125
   Williams Communications Group Inc., senior note, 10.875%, 10/01/09 ...............   United States      32,500,000     23,725,000
   Williams Communications Group Inc., senior note, 144A, 11.875%, 8/01/10 ..........   United States      10,300,000      7,982,500
   XO Communications Inc., senior disc. note, zero cpn. to 4/15/03, 9.45%
     thereafter, 4/15/08.............................................................   United States      20,250,000      7,593,750
   XO Communications Inc., senior note, 9.625%, 10/01/07 ............................   United States      17,350,000     11,364,250
   XO Communications Inc., senior note, 9.00%, 3/15/08 ..............................   United States      18,150,000     11,616,000
                                                                                                                        ------------
                                                                                                                         537,973,090
                                                                                                                        ------------
  CONSUMER DURABLES 1.4%
  Dura Operating Corp., senior sub. note, Series B, 9.00%, 5/01/09 ..................   United States      11,000,000      8,415,000
  Sealy Mattress Co., senior disc. note, B, zero cpn. to 12/15/02, 10.875%
    thereafter, 12/15/07 ............................................................   United States      10,200,000      7,701,000
  Sealy Mattress Co., senior sub. note, B, 9.875%, 12/15/07 .........................   United States       6,800,000      6,562,000
  Westpoint Stevens Inc., senior note, 7.875%, 6/15/08 ..............................   United States      17,500,000     11,987,500
                                                                                                                        ------------
                                                                                                                          34,665,500
                                                                                                                        ------------

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, NOVEMBER 30, 2000 (UNAUDITED) (CONT.)


                                                                                                           PRINCIPAL
                                                                                           COUNTRY           AMOUNT*         VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   CONSUMER NON-DURABLES 2.2%
   Agrilink Foods Inc., senior sub. note, 11.875%, 11/01/08 ...........................   United States    $17,000,000  $ 11,135,000
   Hartmarx Corp., senior sub. note, 10.875%, 1/15/02 .................................   United States     12,400,000    12,090,000
   Premier International Foods, senior note, 12.00%, 9/01/09 ..........................   United States      8,000,000     6,080,000
   Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ..................   United States     42,000,000    23,520,000
(c)Specialty Retailers Inc., senior note, B, 8.50%, 7/15/05 ...........................   United States      7,250,000       398,750
(c)Specialty Retailers Inc., senior sub. note, B, 9.00%, 7/15/07 ......................   United States      5,000,000        75,000
(c)Styling Technology Corp., senior sub. note, 10.875%, 7/01/08 .......................   United States     22,000,000     1,870,000
                                                                                                                        ------------
                                                                                                                          55,168,750
                                                                                                                        ------------
   CONSUMER SERVICES 21.9%
   Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ......................   United States     27,500,000    21,862,500
   Advantica Restaurant Group Inc., senior note, 11.25%, 1/15/08 ......................   United States     13,896,030     6,461,654
   AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to 3/15/01, 12.25%
     thereafter, 3/15/06 ..............................................................   United States      9,951,000     1,243,875
   AMFM Inc., senior note, 8.00%, 11/01/08 ............................................   United States     23,500,000    23,558,750
   AMFM Inc. senior sub. note, B, 8.75%, 6/15/07 ......................................   United States     15,000,000    15,150,000
   Ascent Entertainment Group Inc., senior disc. note, zero cpn. to 12/15/02, 11.875%
     thereafter, 12/15/04 .............................................................   United States     19,500,000    15,990,000
   Aztar Corp., senior sub. note, 8.875%, 5/15/07 .....................................   United States     19,000,000    18,145,000
   Benedek Communications Corp., senior disc. note, zero cpn. to 5/15/01, 13.25%
     thereafter, 5/15/06 ..............................................................   United States     24,500,000    19,967,500
   Callahan Nordrhein-Westf, senior disc. note, 144A, zero cpn. to 7/15/05, 16.00%
     thereafter, 07/15/10 .............................................................      Germany        43,000,000    15,695,000
   Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04,
     9.92% thereafter, 4/01/11 ........................................................   United States     44,000,000    23,760,000
   CKE Restaurants Inc., senior sub. note, 9.125%, 5/01/09 ............................   United States     19,500,000    11,602,500
   CSC Holdings Inc., senior sub. deb., 10.50%, 5/15/16 ...............................   United States     20,000,000    21,350,000
   CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ...............................   United States      5,000,000     5,050,000
   Diamond Cable Communication Co., senior disc. note, zero cpn. to 2/15/02,
     10.75% thereafter, 2/15/07 .......................................................   United Kingdom     7,850,000     5,298,750
   Diamond Holdings PLC, senior note, 9.125%, 2/01/08 .................................   United Kingdom    10,600,000     8,692,000
   EchoStar Broadband Corp., senior note, 144A, 10.375%, 10/01/07 .....................   United States     30,000,000    28,050,000
   Family Restaurant Inc., senior note, 9.75%, 2/01/02 ................................   United States     10,850,000     2,441,250
   Fox/Liberty Networks LLC, senior disc. note, zero cpn. to 8/15/02, 9.75%
     thereafter, 8/15/07 ..............................................................   United States     22,650,000    19,535,625
   Fox/Liberty Networks LLC, senior note, 8.875%, 8/15/07 .............................   United States      7,000,000     7,122,500
   Granite Broadcasting Corp., senior sub. note, A, 10.375%, 5/15/05 ..................   United States      6,494,000     3,409,350
   Harrah's Operating Co. Inc., senior sub. note, 7.875%, 12/15/05 ....................   United States     15,250,000    14,868,750
   Hollinger International Publishing Inc., senior sub. note, 9.25%, 2/01/06 ..........   United States      6,400,000     6,344,000
   Hollinger International Publishing Inc., senior sub. note, 9.25%, 3/15/07 ..........   United States     12,800,000    12,672,000
   Horseshoe Gaming Holding, senior sub. note, 8.625%, 5/15/09 ........................   United States     30,200,000    28,539,000
   LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03, 10.00%
     thereafter, 3/01/08 ..............................................................   United States     17,300,000    12,412,750
   LIN Television Corp., senior sub. note, 8.375%, 3/01/08 ............................   United States     19,000,000    17,765,000
   Mandalay Resort Group, senior note, 9.50%, 8/01/08 .................................   United States      5,900,000     5,841,000
   Mandalay Resort Group, senior sub note, 10.25%, 8/01/07 ............................   United States     14,600,000    14,454,000

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, NOVEMBER 30, 2000 (UNAUDITED) (CONT.)

                                                                                                           PRINCIPAL
                                                                                           COUNTRY          AMOUNT*         VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   Consumer Services (cont.)
   NTL Inc., senior note, zero cpn. to 4/01/03, 9.75% thereafter, 4/01/08 ...........   United States    $ 50,000,000   $ 25,250,000
   Premier Parks Inc., senior disc. note, zero cpn. to 4/01/03, 10.00%
     thereafter, 4/01/08.............................................................   United States       8,000,000      5,440,000
   Premier Parks Inc., senior note, 9.25%, 4/01/06 ..................................   United States       8,000,000      7,440,000
   Premier Parks Inc., senior note, 9.75%, 6/15/07 ..................................   United States      22,500,000     21,150,000
   Prime Hospitality Corp., senior sub. note, B, 9.75%, 4/01/07 .....................   United States      23,200,000     23,374,000
   Protection One Alarm Monitoring Inc., senior sub. note, 144A, 8.625%, 1/15/09 ....   United States      37,000,000     20,535,000
   Regal Cinemas Inc., senior sub. note, 9.50%, 6/01/08 .............................   United States      29,650,000      2,223,750
   Sinclair Broadcast Group Inc., senior sub. note, 10.00%, 9/30/05 .................   United States      14,400,000     13,608,000
   Station Casinos Inc., 9.875%, 7/01/10 ............................................   United States      15,000,000     15,075,000
   Telewest Communications PLC, zero cpn. to 2/01/05, 11.375%
     thereafter, 2/01/10.............................................................   United Kingdom     28,000,000     10,220,000
   Telewest Communications PLC, senior disc. note, zero cpn. to 4/15/04, 9.25%
     thereafter, 4/15/09.............................................................   United Kingdom     14,750,000      5,678,750
   Telewest Communications PLC, senior note, 11.25%, 11/01/08 .......................   United Kingdom      4,000,000      3,120,000
   United Pan-Europe Communications NV, zero cpn. to 8/01/04, 12.50%
     thereafter, 8/01/09.............................................................     Netherlands      52,500,000     14,175,000
                                                                                                                        ------------

                                                                                                                         554,572,254
                                                                                                                        ------------
   DISTRIBUTION SERVICES .6%
   Fleming Cos. Inc., senior sub. note, B, 10.50%, 12/01/04 .........................   United States      11,400,000      9,490,500
   Fleming Cos. Inc., senior sub. note, B, 10.625%, 7/31/07 .........................   United States       5,700,000      4,146,750
                                                                                                                        ------------
                                                                                                                          13,637,250
                                                                                                                        ------------

   ELECTRONIC TECHNOLOGY 3.3%
   Amkor Technology Inc., senior note, 9.25%, 5/01/06 ...............................   United States      30,000,000     28,050,000
   Flextronics International Ltd., senior sub. note, 144A, 9.875%, 7/01/10 ..........     Singapore        11,300,000     10,891,731
   L-3 Communications Holdings Inc., senior sub. note, 10.375%, 5/01/07 .............   United States       5,400,000      5,548,500
   SCG Holding and Semiconductor Co., senior sub. note, 12.00%, 8/01/09 .............   United States      18,951,000     17,908,695
   Telecommun Techniques Co., senior sub. note, 9.75%, 5/15/08 ......................   United States      24,000,000     20,280,000
                                                                                                                        ------------
                                                                                                                          82,678,926
                                                                                                                        ------------
   ENERGY MINERALS 3.6%
   Abraxas Petroleum Corp., senior note, 11.50%, 11/01/04 ...........................   United States      25,970,000     23,048,375
(c)AEI Resources Inc., senior sub. note, 144A, 11.50%, 12/15/06 .....................   United States      20,000,000        500,000
   Bellwether Exploration Co., senior sub. note, 10.875%, 4/01/07 ...................   United States       5,000,000      4,775,000
   Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 ....................      Mexico          23,300,000     24,348,500
   P&L Coal Holdings Corp., senior note, B, 8.875%, 5/15/08 .........................   United States       7,000,000      6,947,500
   P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ....................   United States      33,000,000     32,257,500
                                                                                                                        ------------
                                                                                                                          91,876,875
                                                                                                                        ------------
   FINANCE 2.0%
   Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 ............................   United States      23,000,000     22,942,500
   Willis Corroon Corp., senior sub. note, 9.00%, 2/01/09 ...........................   United States      30,000,000     26,400,000
                                                                                                                        ------------
                                                                                                                          49,342,500
                                                                                                                        ------------

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, NOVEMBER 30, 2000 (UNAUDITED) (CONT.)


                                                                                                           PRINCIPAL
                                                                                           COUNTRY          AMOUNT*         VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   HEALTH SERVICES 4.2%
   Everest Healthcare Services Corp., senior sub. note, 9.75%, 5/01/08 ..............   United States    $ 16,000,000   $ 16,240,000
   Fresenius Medical Care Capital Trust, 9.00%, 12/01/06 ............................   United States      13,100,000     12,641,500
   Fresenius Medical Care Capital Trust, 7.875%, 2/01/08 ............................   United States      24,000,000     21,960,000
   HCA-The Healthcare Co., 8.75%, 9/01/10 ...........................................   United States      11,200,000     11,515,244
   Iasis Healthcare Corp., senior sub. note, 144A, 13.00%, 10/15/09 .................   United States      30,000,000     26,550,000
   Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ..................   United States      20,000,000     12,300,000
(c)Vencor Operating Inc., senior sub. note, 9.875%, 5/01/05 .........................   United States      29,000,000      5,945,000
                                                                                                                        ------------
                                                                                                                         107,151,744
                                                                                                                        ------------
   HEALTH TECHNOLOGY .4%
   Conmed Corp., senior sub. note, 9.00%, 3/15/08 ...................................   United States      15,000,000     12,000,000
                                                                                                                        ------------
   INDUSTRIAL SERVICES 5.6%
   Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 .................   United States      26,800,000     22,914,000
   Allied Waste North America Inc., senior sub. note, 10.00%, 8/01/09 ...............   United States      10,000,000      8,550,000
   Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08 ...............   United States       4,750,000      4,726,250
   Key Energy Services Inc., senior sub. note, 14.00%, 1/15/09 ......................   United States      30,000,000     33,900,000
   R & B Falcon Corp., senior note, 12.25%, 3/15/06 .................................   United States      10,850,000     12,748,750
   R & B Falcon Corp., senior note, 9.50%, 12/15/08 .................................   United States       7,400,000      7,918,000
   RBF Finance Co., senior note, 11.375%, 3/15/09 ...................................   United States       8,750,000     10,150,000
(c)Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ..........................   United States      10,000,000        150,000
   Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03, 9.875%
     thereafter, 2/15/08.............................................................   United States      31,800,000     25,599,000
   URS Corp., senior sub. note, 12.25%, 5/01/09 .....................................   United States      16,500,000     16,582,500
                                                                                                                        ------------
                                                                                                                         143,238,500
                                                                                                                        ------------
   NON-ENERGY MINERALS .3%
   LTV Corp., senior note, 8.20%, 9/15/07 ...........................................   United States      15,000,000      3,825,000
   Sheffield Steel Corp., first mortgage, B, 11.50%, 12/01/05 .......................   United States       8,000,000      3,640,000
                                                                                                                        ------------
                                                                                                                           7,465,000
                                                                                                                        ------------
   PROCESS INDUSTRIES 6.7%
   Anchor Glass, first mortgage, 11.25%, 4/01/05 ....................................   United States      23,700,000     16,708,500
   Anchor Glass Container, senior note, 9.875%, 3/15/08 .............................   United States      17,300,000      7,698,500
   Asia Pulp & Paper Co. Ltd., 12.00%, 2/15/04 ......................................     Indonesia        24,700,000      5,989,750
   Avecia Group PLC, senior note, 11.00%, 7/01/09 ...................................   United Kingdom     33,000,000     31,432,500
   Bear Island Paper Co. LLC, senior note, B, 10.00%, 12/01/07 ......................   United States      11,700,000     10,354,500
   Climachem Inc., senior sub. note, B, 10.75%, 12/01/07 ............................   United States       7,500,000      2,287,500
   Equistar Chemicals LP, senior note, 8.75%, 2/15/09 ...............................   United States      20,000,000     18,953,540
   Four M Corp., senior note, B, 12.00%, 6/01/06 ....................................   United States       7,400,000      6,919,000
   Graham Packaging Co., senior disc. note, B, zero cpn., to 1/15/03, 10.75%
     thereafter, 1/15/09.............................................................   United States       5,600,000      2,380,000
   Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 ........................   United States       6,600,000      3,993,000
   Huntsman ICI Chemicals LLC, zero cpn., 12/31/09 ..................................   United States      76,130,000     20,174,450
   Lyondell Chemical Co., senior secured note, 9.875%, 5/01/07 ......................   United States       9,000,000      8,595,000
   Lyondell Chemical Co., senior sub. note, 10.875%, 5/01/09 ........................   United States       2,400,000      2,244,000
   Pindo Deli Finance Mauritius, senior note, 11.75%, 10/01/17 ......................     Indonesia        30,900,000     10,583,250

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, NOVEMBER 30, 2000 (UNAUDITED) (CONT.)


                                                                                                           PRINCIPAL
                                                                                           COUNTRY          AMOUNT*         VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   PROCESS INDUSTRIES (CONT.)
(c)Polysindo International Finance Co. BV, secured note, 9.375%, 7/30/07 .......       Indonesia       $ 27,750,000     $  2,844,375
   Radnor Holdings Inc., senior note, 10.00%, 12/01/03 .........................     United States        6,250,000        5,562,500
   Terra Industries Inc., senior note, B, 10.50%, 6/15/05 ......................     United States       15,000,000        9,675,000
   Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 .................       Indonesia         11,000,000        4,647,500
                                                                                                                        ------------
                                                                                                                         171,042,865
                                                                                                                        ------------
   PRODUCER MANUFACTURING 5.7%
   Advanced Accessory Systems, senior sub. note, B, 9.75%, 10/01/07 ............     United States        8,000,000        5,800,000
   Airxcel Inc., senior sub. note, B, 11.00%, 11/15/07 .........................     United States       13,500,000        6,952,500
   American Axle & Manufacturing, Inc., 9.75%, 3/01/09 .........................     United States       20,000,000       17,500,000
(c)Cambridge Industries Inc., senior sub. note, B, 10.25%, 7/15/07 .............     United States        4,700,000          916,500
   Collins & Aikman Products, senior sub. note, 11.50%, 4/15/06 ................     United States        9,500,000        7,362,500
   Goss Graphic Systems Inc, senior sub. note, PIK, 12.25%, 11/19/05 ...........     United States        8,038,968        2,239,480
   Keystone Consolidated Industries Inc., senior note, 9.625%, 8/01/07 .........     United States        7,000,000        3,185,000
   Neenah Corp., F, 11.125%, 5/01/07 ...........................................     United States        6,100,000        4,483,500
   Neenah Corp., senior sub. note, B, 11.125%, 5/01/07 .........................     United States        6,100,000        4,483,500
   Nortek Inc., senior note, 8.875%, 8/01/08 ...................................     United States        8,000,000        7,000,000
   Nortek Inc., senior note, B, 9.125%, 9/01/07 ................................     United States       19,200,000       17,184,000
   Oshkosh Truck Corp., senior sub. note, 8.75%, 3/01/08 .......................     United States        4,450,000        4,249,750
(c)Talon Automotive Group Inc., senior sub. note, B, 9.625%, 5/01/08 ...........     United States       20,850,000        3,648,750
   Tenneco Automotive Inc., senior sub. note, 11.625%, 10/15/09 ................     United States       30,000,000       17,400,000
   Terex Corp., senior sub. note, 8.875%, 4/01/08 ..............................     United States       34,250,000       28,941,250
   Thermadyne Industries Inc., sub. note, 10.75%, 11/01/03 .....................     United States       19,781,000       12,363,125
                                                                                                                        ------------
                                                                                                                         143,709,855
                                                                                                                        ------------
   REAL ESTATE 2.9%
   Felcor Lodging LP, 9.50%, 9/15/08 ...........................................     United States       14,350,000       14,278,250
   HMH Properties Inc., senior secured note, B, 7.875%, 8/01/08 ................     United States       31,000,000       28,520,000
   Lodgian Finance Corp., 12.25%, 7/15/09 ......................................     United States       34,250,000       32,023,750
                                                                                                                        ------------
                                                                                                                          74,822,000
                                                                                                                        ------------
   RETAIL TRADE .3%
   Pueblo Xtra International, senior note, 9.50%, 8/01/03 ......................     United States        9,500,000        5,082,500
   Pueblo Xtra International, senior note, C, 9.50%, 8/01/03 ...................     United States        5,000,000        2,675,000
                                                                                                                        ------------
                                                                                                                           7,757,500
                                                                                                                        ------------
   TECHNOLOGY SERVICES .6%
(c)Anacomp Inc., senior sub. note, D, 10.875%, 4/01/04 .........................     United States       28,200,000        3,525,000
   PSINet Inc., senior note, 10.50%, 12/01/06 ..................................     United States       11,500,000        3,392,500
   PSINet Inc., senior note, 11.00%, 8/01/09 ...................................     United States       27,250,000        8,038,750
                                                                                                                        ------------
                                                                                                                          14,956,250
                                                                                                                        ------------
   TRANSPORTATION 5.2%
   American Commercial Lines LLC, senior note, 10.25%, 6/30/08 .................     United States       22,700,000       18,443,750
   Gearbulk Holding Ltd., senior note, 11.25%, 12/01/04 ........................       Bermuda           19,000,000       18,905,000
   GS Superhighway (Holdings) Ltd., senior note, 10.25%, 8/15/07 ...............        China            35,000,000       24,500,000
   Sea Containers Ltd., senior note, 10.50%, 7/01/03 ...........................     United States       10,000,000        7,750,000
   Sea Containers Ltd., senior note, 10.75%, 10/15/06 ..........................     United States       19,700,000       14,282,500

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

STATEMENT OF INVESTMENTS, NOVEMBER 30, 2000 (UNAUDITED) (CONT.)


                                                                                                      PRINCIPAL
                                                                                       COUNTRY          AMOUNT*         VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   TRANSPORTATION (CONT.)
   Ultrapetrol Ltd., first mortgage, 10.50%, 4/01/08 ...........................   United States     $ 34,000,000      $  27,370,000
   United Air Lines Inc., S.F., pass-through equipment trust, B-2, 9.06%,
     9/26/14 ...................................................................   United States       20,422,000         21,572,616
                                                                                                                       -------------
                                                                                                                         132,823,866
                                                                                                                       -------------
   UTILITIES 2.5%
   AES China Generating Co., 10.125%, 12/15/06 .................................      China             1,050,000            735,000
   Calpine Corp., senior note, 8.625%, 8/15/10 .................................   United States       23,700,000         24,235,327
   ESCOM, E168, utility deb., 11.00%, 6/01/08 ..................................   South Africa       108,800,000 ZAR     12,383,597
   ESI Tractebel Acq. Corp., secured note, 7.99%, 12/30/11 .....................   United States        8,000,000          7,240,000
   Midland Cogeneration Venture, S.F., senior lease obligation, A,
    11.75%, 7/23/05 ............................................................   United States        4,500,000          4,758,750
   Midland Cogeneration Venture, S.F., senior lease obligation, B,
    13.25%, 7/23/06 ............................................................   United States       11,500,000         13,014,700
                                                                                                                       -------------
                                                                                                                          62,367,374
                                                                                                                       -------------
   TOTAL BONDS (COST $3,273,639,227) ...........................................                                       2,345,799,820
                                                                                                                       -------------
   CONVERTIBLE BONDS .3%
   COMMUNICATIONS .3%
   Level 3 Communications Inc., cvt., 6.00%, 3/15/10 (COST $13,890,170) ........   United States       17,500,000          8,050,000
                                                                                                                       -------------
   TOTAL LONG TERM INVESTMENTS (COST $3,492,805,936) ...........................                                       2,461,156,574
                                                                                                                       -------------
(b)REPURCHASE AGREEMENT .2%
   Joint Repurchase Agreement, 6.529%, 12/01/00, (Maturity Value $5,065,429)
   (COST $5,064,510) ...........................................................                        5,064,510          5,064,510
    Barclays Capital Inc.
    Chase Securities Inc.
    Deutsche Bank Govt Securities
    Dresdner Kleinwort Benson, North America LLC
    Greenwich Capital Markets
    Lehman Brothers Inc.
    Nesbitt Burns Securities Inc.
    Paribas Corp.
    Societe Generale
    UBS Warburg LLC
     Collateralized by U.S. Treasury Bills and Notes
                                                                                                                       -------------
   TOTAL INVESTMENTS (COST $3,497,870,446) 97.2% ...............................                                       2,466,221,084
   OTHER ASSETS, LESS LIABILITIES 2.8% .........................................                                          70,705,573
                                                                                                                       -------------
   NET ASSETS 100.0% ...........................................................                                      $2,536,926,657
                                                                                                                      ==============

CURRENCY ABBREVIATION
ZAR - South African Rand

* The principal amount is stated in U.S. dollars unless otherwise indicated.
(a) Non-income producing.

(b) Investment is through participation in a joint account with other funds managed by the investment advisor. At November 30, 2000, all repurchase agreements held by the Fund had been entered into on that date.

(c) See Note 6 regarding defaulted securities.

(d) The Investment Company Act of 1940 defines affiliated companies as investments in portfolio companies in which the fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at November 30, 2000, were $694,720.


                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Statements


STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2000 (UNAUDITED)


Assets:
 Investments in securities:
  Cost ......................................................   $ 3,497,870,446
                                                                ===============
  Value .....................................................     2,466,221,084
 Receivables:
  Investment securities sold ................................        21,640,041
  Capital shares sold .......................................         4,099,683
  Dividends and interest ....................................        57,308,575
                                                                ---------------
      Total assets ..........................................     2,549,269,383
                                                                ---------------
Liabilities:
 Payables:
  Capital shares redeemed ...................................         6,923,028
  Affiliates ................................................         1,933,081
  Shareholders ..............................................         3,325,822
 Other liabilities ..........................................           160,795
                                                                ---------------
      Total liabilities .....................................        12,342,726
                                                                ---------------
       Net assets, at value .................................   $ 2,536,926,657
                                                                ===============
Net assets consist of:
 Accumulated distributions in excess of net investment income        (6,436,490)
 Net unrealized depreciation ................................    (1,031,642,029)
 Accumulated net realized loss ..............................      (152,641,051)
 Capital shares .............................................     3,727,646,227
                                                                ---------------
       Net assets, at value .................................   $ 2,536,926,657
                                                                ===============


                       See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND

Financial Statements (continued)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
NOVEMBER 30, 2000 (UNAUDITED)

CLASS A:

 Net assets, at value ..............................................................       $2,111,472,656
                                                                                           ==============
 Shares outstanding ................................................................        1,026,720,769
                                                                                           ==============
 Net asset value per share* ........................................................       $         2.06
                                                                                           ==============
 Maximum offering price per share (net asset value per share / 95.75%, respectively)       $         2.15
                                                                                           ==============
CLASS B:

 Net assets, at value ..............................................................       $   83,404,092
                                                                                           ==============
 Shares outstanding ................................................................           40,624,369
                                                                                           ==============
 Net asset value and maximum offering price per share* .............................       $         2.05
                                                                                           ==============
CLASS C:

 Net assets, at value ..............................................................       $  320,593,195
                                                                                           ==============
 Shares outstanding..................................................................         155,453,558
                                                                                           ==============
 Net asset value per share* .........................................................      $         2.06
                                                                                           ==============
 Maximum offering price per share (net asset value per share / 99%, respectively) ..       $         2.08
                                                                                           ==============
ADVISOR CLASS:

 Net assets, at value ..............................................................       $   21,456,714
                                                                                           ==============
 Shares outstanding ................................................................           10,422,574
                                                                                           ==============
 Net asset value and maximum offering price per share ..............................       $         2.06
                                                                                           ==============

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN  HIGH  INCOME  TRUST
AGE HIGH INCOME FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2000 (UNAUDITED)

Investment income:
 Dividends ..........................................      $   3,418,414
 Interest ...........................................        154,665,952
                                                           -------------
    Total investment income .........................        158,084,366
                                                           -------------
Expenses:
 Management fees (Note 3) ...........................          6,513,510
 Distribution fees (Note 3)
    Class A .........................................          1,648,338
    Class B .........................................            265,905
    Class C .........................................          1,177,204
 Transfer agent fees (Note 3) .......................          1,841,464
 Custodian fees .....................................             19,147
 Reports to shareholders ............................            154,413
 Registration and filing fees .......................            121,186
 Professional fees ..................................             71,686
 Trustees' fees and expenses ........................             32,375
 Other ..............................................             36,738
                                                           -------------
    Total expenses ..................................         11,881,966
                                                           -------------
     Net investment income ..........................        146,202,400
                                                           -------------
Realized and unrealized gains (losses):
 Net realized loss from:
    Investments .....................................        (27,106,100)
    Foreign currency transactions ...................            (72,967)
                                                           -------------
     Net realized loss ..............................        (27,179,067)
     Net unrealized appreciation (depreciation) on:
     Investments .....................................      (264,998,640)
     Translation of assets and liabilities
     denominated in foreign currencies ..............              7,514
                                                           -------------
     Net unrealized depreciation .....................      (264,991,126)
                                                           -------------
Net realized and unrealized loss ....................       (292,170,193)
                                                           -------------
Net decrease in net assets resulting from operations       $(145,967,793)
                                                           =============

26               See notes to financial statements.

FRANKLIN  HIGH  INCOME  TRUST
AGE HIGH INCOME FUND

FINANCIAL STATEMENTS(CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended November 30, 2000 (unaudited) and the year ended May 31, 2000

         1
                                                                                           SIX MONTHS ENDED           YEAR ENDED
                                                                                          NOVEMBER 30, 2000          MAY 31, 2000
                                                                                          ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................................       $   146,202,400        $   342,227,963
  Net realized loss from investments and foreign currency transactions .............           (27,179,067)           (85,008,346)
  Net unrealized depreciation on investments and translation of assets and liabilities
    denominated in foreign currencies ..............................................          (264,991,126)          (420,267,660)
                                                                                          ---------------------------------------
    Net decrease in net assets resulting from operations ...........................          (145,967,793)          (163,048,043)
Distributions to shareholders from:
 Net investment income:
  Class A ..........................................................................          (130,207,756)          (297,771,870)
  Class B ..........................................................................            (4,142,235)            (5,227,817)
  Class C ..........................................................................           (18,820,270)           (43,745,502)
  Advisor Class ....................................................................            (1,243,599)            (4,338,546)
 In excess of net investment income:
  Class A ..........................................................................            (5,427,499)                    --
  Class B ..........................................................................              (172,662)                    --
  Class C ..........................................................................              (784,492)                    --
  Advisor Class ....................................................................               (51,837)                    --
                                                                                          ---------------------------------------
 Total distributions to shareholders ...............................................          (160,850,350)          (351,083,735)
  Capital share transactions:(Note 2)
  Class A ..........................................................................           (75,613,184)          (233,459,046)
  Class B ..........................................................................            23,677,419             51,873,634
  Class C ..........................................................................            (7,630,437)           (53,256,052)
  Advisor Class ....................................................................             6,929,307            (16,099,369)
                                                                                          ---------------------------------------
 Total capital share transactions ..................................................           (52,636,895)          (250,940,833)
  Net decrease in net assets .......................................................          (359,455,038)          (765,072,611)
  Net assets
  Beginning of period ..............................................................         2,896,381,695          3,661,454,306
                                                                                          ---------------------------------------
  End of period ....................................................................       $ 2,536,926,657        $ 2,896,381,695
                                                                                          ========================================
Undistributed net investment income (accumulated distributions in excess of net investment income) included in net assets:
  End of period ......................................................................       $    (6,436,490)       $     8,211,460
                                                                                          ========================================


See notes to financial statements.                                           27

FRANKLIN  HIGH  INCOME  TRUST
AGE HIGH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin High Income Trust (the Trust) is registered under the Investment Company Act of 1940 as a diversified open-end investment company, consisting of one Fund, the Franklin AGE High Income Fund (the Fund). The Fund seeks to provide a high level of current income while seeking capital appreciation. The following summarizes the Fund's significant accounting policies.

a.  SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b.  FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d.  SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e.  ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN  HIGH  INCOME  TRUST
AGE HIGH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(continued)


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

f.  AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Fund. The Fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.

2.  SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At November 30, 2000, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:


                                      SIX MONTHS ENDED                           YEAR ENDED
                                     NOVEMBER 30,  2000                         MAY 31, 2000
                              --------------------------------------------------------------------------------
                               SHARES                  AMOUNT             SHARES                 AMOUNT
                              --------------------------------------------------------------------------------
CLASS A
Shares sold .............      169,194,612        $ 387,552,179         331,634,709        $   828,749,061
Shares issued in
reinvestment of
distributions ...........       25,045,153           56,929,248          51,595,884            129,033,053
Shares redeemed .........     (228,735,643)        (520,094,611)       (478,461,066)        (1,191,241,160)
                              --------------------------------------------------------------------------------
Net decrease ............      (34,495,878)       $ (75,613,184)        (95,230,473)       $  (233,459,046)
                              =================================================================================
CLASS B
Shares sold .............       13,241,894        $  30,188,078          24,687,653        $    61,971,524
Shares issued in
reinvestment of
distributions ...........          751,095            1,705,274             934,613              2,307,752
Shares redeemed .........       (3,643,833)          (8,215,933)         (5,068,871)           (12,405,642)
                              --------------------------------------------------------------------------------
Net increase ............       10,349,156        $  23,677,419          20,553,395        $    51,873,634
                              ================================================================================
CLASS C
Shares sold .............       19,244,447        $  44,159,569          45,033,235        $   113,693,172
Shares issued in
reinvestment of
distributions ...........        4,291,505            9,798,581           9,310,496             23,372,653
Shares redeemed .........      (27,168,183)         (61,588,587)        (76,051,198)          (190,321,877)
                              --------------------------------------------------------------------------------
Net decrease ............       (3,632,231)       $  (7,630,437)        (21,707,467)       $   (53,256,052)
                              ================================================================================
ADVISOR CLASS
Shares sold .............        3,614,820        $   8,415,126          18,904,229        $    48,575,190
Shares issued in
reinvestment of
distributions ...........          358,014              813,573           1,517,475              3,824,741
Shares redeemed .........       (1,027,834)          (2,299,392)        (27,568,659)           (68,499,300)
                              --------------------------------------------------------------------------------
Net increase (decrease)..        2,945,000        $   6,929,307          (7,146,955)       $   (16,099,369)
                              ================================================================================

                                                                              29

FRANKLIN  HIGH  INCOME  TRUST
AGE HIGH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(continued)

3.  TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/ Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, principal underwriter, administrative manager, and transfer agent, respectively.


The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:


ANNUALIZED
FEE RATE         MONTH-END NET ASSETS
--------------------------------------------------------------------------------
 .625%            First $100 million
 .500%            Over $100 million, up to and including $250 million
 .450%            In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .15%, .65%, and .65% per year of its average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the period of $1,141,864 and $205,169 respectively.

The Fund paid transfer agent fees of $1,841,464 of which $1,398,057 was paid to Investor Services.

Included in professional fees are legal fees of $4,031 that were paid to a law firm in which a partner of the law firm was an officer of the Fund.


4.  INCOME TAXES

At May 31, 2000, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2001 ..........................................        $14,304,993
2002 ..........................................         12,243,104
2003 ..........................................          4,606,276
                                                       -----------
                                                       $31,154,373
                                                       ===========

At May 31, 2000, the Fund has deferred capital losses occurring subsequent to October 31, 1999 of $94,317,351. For tax purposes, such losses will be reflected in the year ending 2001.

On May 31, 2000, the Fund had expired capital loss carryovers of $54,426,655 which were reclassified to paid-in-capital.

FRANKLIN  HIGH  INCOME  TRUST
AGE HIGH INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(continued)

4.  INCOME TAXES (CONT.)

At November 30, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $3,497,870,446 was as follows:

Unrealized appreciation ...       $    38,464,241
Unrealized depreciation ...        (1,070,113,603)
                                   --------------
Net unrealized depreciation       $(1,031,649,362)
                                  ===============


Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions. Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

5.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended November 30, 2000 aggregated $239,844,568 and $299,989,706, respectively.

6.  CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 90.3% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At November 30, 2000, the Fund held defaulted securities with a value aggregating $24,634,346 representing 1.0% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

7. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various bondholder's steering committees, representing bondholder's interests in certain corporate restructuring negotiations, or on creditors committees. Currently the Manager serves on the Official Committee of Unsecured Creditors of AEI Resources Inc., AMF Bowling Worldwide Inc., Anacomp Inc., Styling Technology Corp., and Talon Automotive Group Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. The Fund's Manager has not nor does it intend to sell any of its holdings in these securities while in possession of such information.



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